                                                         CONFIDENTIAL TREATMENT

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                         EXHIBIT 10.11

                       VERTICAL HOSTED LICENSE AGREEMENT


     This VERTICAL HOSTED LICENSE AGREEMENT (this "Agreement") is entered into as of August ___, 1999 (the "Effective Date") by and between Commerce One, Inc., a Delaware corporation having offices at 1600 Riviera Avenue, Walnut Creek, California 94596 ("C1") and OmniCell, a California corporation having offices at 1101 East Meadow, Palo Alto, CA 94303 ("Licensee").

     WHEREAS, C1 is developing or has the rights to the software and documentation described in Section 1 ("Definitions") below and desires to license Licensee to use such software and documentation on the terms and conditions stated herein; and

     WHEREAS, Licensee is interested in licensing such software and documentation on the terms and conditions set forth herein in order to create a marketplace for the electronic procurement of goods and services by businesses over the Internet.

     NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions stated herein, the parties agree as follows:

1.  DEFINITIONS

     1.1 "Authorized Users" means the total number of End Users and/or Suppliers, as applicable, authorized to use the Software, as specified in Schedule A ("Software, Users and License Fees").

     1.2 "Confidential Information" means this Agreement (including Schedules A-E attached hereto and incorporated herein by reference), any addenda hereto signed by both parties, all Software listings, Documentation, information, data, drawings, benchmark tests, specifications, trade secrets, object code and machine-readable copies of the Software, and any other proprietary information supplied to Licensee by C1, or by Licensee to C1, and clearly marked as "confidential information", including all items defined as "confidential information" in any other agreement between Licensee and C1 whether executed prior to or after the date of this Agreement.

     1.3 "Documentation" means any on-line help files or written instruction manuals regarding the use of the Software.

     1.4 "End User" means an end user customer who accesses the Software for the electronic procurement of products and/or services from one or more Suppliers.

     1.5 "Executable Code" means the fully compiled version of a software program that can be executed by a computer and used by an end user without further compilation.

     1.6  "Field" means healthcare.

     1.7 "Maintenance and Support" means the services described in Section 5 ("Maintenance and Support").

     1.8 "Vertical MarketSite Service" means a service that (i) is specifically focused upon the provision of goods and services within the Field, and is targeted to Suppliers and End Users within the Field, and (ii) enables trading partners to (1) exchange business information within the Field and (2) provide access to services that are specifically directed at the Field.

     1.9 "Software" means the computer software programs specified in Schedule A_("Software, Users and License Fees") (in machine executable object code form).

     1.10 "Source Code" means the human-readable version of the Software that can be compiled into Executable Code, together with all applicable build scripts, test scripts and programmers' notes and other documentation necessary to understand and use the code.

     1.11 "Supplier" means a third party supplier in the Field who provides products and/or services to End Users.

     1.12 "Update" means a version of the Software consisting of corrections and minor functional enhancements to the prior version of the Software. C1 registers updates by means of a change of the number to the right of the decimal point, e.g. 3.0 greater than 3.1.

     1.13 "Upgrade" means a version of the Software in which substantial new functionalities or other substantial changes to the prior version of the Software. C1 registers upgrades by means of a change of the number to the left of the decimal point, e.g. 3.0 greater than 4.0.

     1.14 "Use" means utilization of the Software pursuant to the terms and conditions set forth herein by no more than the number of Authorized Nodes set forth on Schedule A ("Software, Users and License Fees").

2.  Grant of Rights
    ---------------

     2.1   Grant. Subject to the terms and conditions of this Agreement, C1
           -----
hereby grants to Licensee during the Term, a perpetual, irrevocable, non-exclusive, non-transferable, fully-paid and royalty-free license, without right of sublicense, to Use the Software to (a) reproduce, install and use the Software on computer hardware servers owned or operated by Licensee or, with prior written notice to C1, reproduce the Software on substitute computer hardware servers, (b) provide up to the number of Authorized Users with remote access to the Software via such servers, and (c) use the Documentation in connection with such use of the Software. The foregoing license to the MarketSite Software shall be for the sole purpose of providing End Users with access to the Vertical MarketSite Service and supporting such use by End Users. In addition, with respect to the license to the BuySite Hosted Edition Software, Use shall be limited only to Use with the MarketSite Software. This license transfers to Licensee neither title nor any proprietary or intellectual property rights to the Software, Documentation, or any copyrights, patents, or trademarks, embodied or used in connection therewith, except for the rights expressly granted herein.

     2.2   Delivery and Acceptance; Source Code Escrow.
           -------------------------------------------

              (a)  Delivery and Acceptance. C1 shall issue to Licensee, as soon
                   -----------------------
as practicable but in no event later than September 10, 1999, one (1) machine-readable copy of the Software for Use at the Site only, along with one (1) copy of the on-line Documentation. C1 will provide Licensee with written copies of the Documentation at C1's standard charges. Licensee may not copy the Documentation. Licensee acknowledges that no copy of the Source ode of the Software will be provided to Licensee, except as provided herein. Licensee shall test the Software for conformance with the Documentation ("Acceptance Test") by September 30, 1999. If the Software performs in substantial accordance with the Documentation, then Licensee shall notify C1 in writing of its acceptance of the Software. In the event Licensee finds material errors or defects with the Software, Licensee shall notify C1 in writing of such errors or defects and provide adequate detail to facilitate
C1 replicating the error or defect. Upon receipt of written notice, C1 shall have fifteen (15) days to correct the defect and reinstall the Software at the Licensee site, and Omnicell shall then re-perform the Acceptance Test. If Licensee does not accept the Software after the second Acceptance Test, then
C1 shall have an additional 15-day remediation period in which to correct the defect and reinstall the Software at the Licensee site, and Omnicell shall perform a third Acceptance Test. If after the third Acceptance Test, Licensee does not accept the Software, Licensee may, at its sole option, elect to (i) repeat the Acceptance Test or (ii) receive a refund of any Fees paid to C1 as of such date and terminate the Agreement. Both parties acknowledge that any professional services provided to

Licensee subsequent to the installation and acceptance of the Software are non-essential for the purpose of the acceptance of the Software.

               (b) Source Code Escrow. As soon as is reasonably practicable, but
                   ------------------
in no event later than forty-five (45) days after the Effective Date, C1 will deposit two (2) copies of annotated listings of the Source Code for the Software and all associated flowcharts, decision tables, schematics, and other technical documentation and information necessary for a reasonably skilled programmer to understand the structure of, correct errors in, and make modifications to such Source Code (the "Escrow Materials") into escrow with a mutually acceptable third party escrow agent pursuant to the terms of a mutually acceptable escrow agreement that entitles Licensee to receive a copy of the Escrow Materials upon the occurrence of any Release Condition described in Section 9.2 ("Termination by Licensee").

     2.3  Copies. Licensee will be entitled to make a reasonable number of
          ------
machine-readable copies of the Software for backup or archival purposes only. Licensee may not copy the Software, except as permitted by this Agreement. Licensee shall maintain accurate and up-to-date records of the number and location of all copies of the Software and inform C1 in writing of such location(s). All copies of the Software will be subject to all terms and conditions of this Agreement. Whenever Licensee is permitted to copy or reproduce all or any part of the Software, all titles, trademark symbols, copyright symbols and legends, and other proprietary markings must be reproduced.

     2.4  End User Licenses. As to each End User or Supplier who is provided
          -----------------
access to the Software, Licensee shall secure the End User's or Supplier's consent to an end user agreement which provides that the End User or Supplier may access and/or use the Software only under terms and conditions which include, at a minimum, those set forth on Schedule B ("End User/Supplier Terms and Conditions").

     2.5  Attribution. The Vertical MarketSite Service shall conspicuously
          -----------
display a graphic or other attribution to be provided by C1reasonably acceptable to Licensee that indicates that C1's technology is being used. The specifications for such graphic or other attribution shall be as set forth on Schedule C ("Attribution Guidelines").

     2.6  Trademark License. C1 hereby grants Licensee a nontransferable,
          -----------------
nonexclusive license under C1's trademarks during the Term to display the C1 icon in accordance with Section 2.4 ("End User Licenses"), and otherwise, in connection with the provision and promotion of the Vertical MarketSite Service. Licensee agrees to submit materials containing C1's trademarks to C1 before release to the public for inspection, and C1 will have the right to modify any such materials. Except as set forth in this Section, nothing in this Agreement shall grant or shall be deemed to grant to Licensee any right, title or interest in or to C1's trademarks. All uses of C1's trademarks by Licensee shall inure to the benefit of C1. At no time during or after the Term shall Licensee challenge or assist others to challenge the C1 trademarks (except to the extent such restriction is prohibited by applicable law) or the registration thereof or attempt to register any trademarks, marks or trade names confusingly similar to those of C1.

     2.7  Usage Reports. Within fifteen (15) days after the end of each month,
          -------------
Licensee will deliver to C1 a user access log report, which report shall include, at a minimum and without limitation, data describing transactions and system activity, and such other information as the parties shall mutually agree. The information contained in the reports, including but not limited to data pertaining to End Users ("End User Data"), shall be deemed the Confidential Information of Licensee.

     2.8  Data Ownership. Licensee shall own all End User Data. C1 shall have no
          --------------
rights in or to such End User Data, except C1 shall have a limited license, for the term of this Agreement, to use such End User data as may be required to perform its obligations under this Agreement.

3.  License Restrictions
    --------------------

     3.1 Licensee agrees that it will not itself, or through any parent, subsidiary, affiliate, agent or other third party:

          (a) sell, lease, license or sublicense the Software or the Documentation;

          (b) decompile, disassemble, or reverse engineer the Software, in whole or in part;

          (c) write or develop any derivative software or any other software program based upon the Software or any Confidential Information; or

          (d) provide, disclose, divulge or make available to, or permit use of the Software by any third party without C1's prior written consent; provided, however, that Licensee may allow its Suppliers and End Users to use the Software solely for the purpose of transacting goods and services via the Vertical MarketSite Service.

4.  License Fee.
    -----------

     4.1  License Fee. In consideration of the License granted pursuant to
          -----------
Section 2.1 ("Grant"), Licensee agrees to pay C1 the License Fees specified Schedule A as follows:

          (a)  [*] of the license fee is due upon execution of this Agreement;

          (b)  [*] of the license fee is due by December 31, 1999, and

          (c)  [*] of the license fee is due by February 29, 2000.

     4.2  Taxes. Licensee agrees to pay or reimburse C1 for all federal, state,
          -----
dominion, provincial, or local sales, use, personal property, payroll, excise or other taxes, fees, or duties arising out of this Agreement or the transactions contemplated by this Agreement (other than taxes on the net income of C1).

     4.3  No Offset. Except in the event of C1 breach, fees and expenses
          ---------
actually owed by Licensee under this Agreement may not be withheld or offset by Licensee against other amounts actually owed to Licensee for any reason.

     4.4  Audit. Each party shall provide the other with information as
          -----
reasonably requested by such party to verify compliance with the terms of this Agreement. In addition, subject to prior written approval by Licensee's customer(s), which approval may be withheld in such customer's sole and complete discretion, Licensee shall install and permit C1 to operate C1 "polling software" which monitors all transactions associated with the Software. Subject to prior written approval by Licensee's customer(s), which approval may be withheld in such customer's sole and complete discretion, Licensee shall at all times cooperate with C1 to ensure that C1 has remote access to Licensee's equipment for such purposes. Where applicable, Licensee shall also provide C1 with reasonable access to such "polling software" to verify its operation. Should any of Licensee's customer(s) fail to approve the installation or use of, or access to, such "polling software," the parties shall use commercially reasonable efforts to implement an alternate tracking and verification mechanism that is acceptable to such customer(s).

5.  Maintenance and Support
    -------------------------

     Subject to the provisions of Section 4.3 ("No Offset") pertaining to OmniCell's right to offset in the event of C1 breach, for so long as Licensee is current in the payment of all accrued Maintenance Fees (described below), Licensee will be entitled to Maintenance and Support as specified in this
Section 5 ("Maintenance and Support").

     5.1  Term and Termination. C1's provision of Maintenance and Support to
          --------------------
Licensee will commence on the Effective Date and will continue for an initial term of one (1) year. Maintenance and Support will automatically renew at the end of the initial term and any subsequent term for a renewal term of one (1) year unless Licensee has provided C1 with written notice of its intention not to renew the Maintenance and Support at least sixty (60) days prior to the expiration of the then-current term. C1 reserves the right to propose reasonable changes to standard Maintenance and Support services from time to time, and such changes shall be subject to Licensee approval, which shall not be unreasonably withheld. Termination of Maintenance and Support or failure to renew will not affect the license of the Software.

     5.2  Maintenance and Support Services. Maintenance and Support will be
          --------------------------------
provided only with respect to versions of the Software that are being supported by C1. For purposes of this Agreement, however, C1 will support all current versions, (i.e., Upgrades, versus Updates), of the Software, in addition to the two (2) previously-released versions (i.e., Upgrades, versus Updates) of the Software. As part of Maintenance and Support, C1 will provide standard support as follows: (i) timely delivery of all Updates and Upgrades, when and if available, and related Documentation, and (ii) telephone assistance with respect to the Software, including (a) clarification of functions and features of the Software; (b) clarification of the Documentation; (c) guidance in the operation of the Software; and (d) error verification, analysis and correction, to the extent possible by telephone. C1's standard hours of service are Monday through Friday, 7:00a.m. to 7:00p.m. (PST), except for holidays as observed by C1. Support via pager coverage will be provided by C1 for hours outside standard hours of service. C1 response times during standard hours of service shall be consistent with C1's standard service escalation levels. C1 response times during times of beeper coverage are two hours for Priority 1 issues and 4 hours for all other issues. In addition to standard support services, C1 will designate a C1 employee as Licensee's primary support contact. Licensee shall designate up to five (5) Licensee support contacts, who shall have direct access to the primary support contact at C1.

     5.3  Installation. Upon Licensee's request, C1 or a designated C1 partner
          ------------
can perform the installation of the Software. Unless otherwise agreed, the costs hereof shall be invoiced to Licensee on the basis of C1's then-current price list rates, less any discounts applicable to Licensee.

     5.4  Causes which are not attributable to C1. Maintenance and Support will
          ---------------------------------------
not include services requested as a result of, or with respect to causes which are not attributable to C1. These services will be billed to Licensee at C1's then-current standard price list rates, less any discounts applicable to Licensee. Causes which are not attributable to C1 include but are not limited to:

               (a) accident; unusual physical, electrical or electromagnetic stress; neglect; misuse; failure or fluctuation of electric power, air conditioning or humidity control; failure of rotation media not furnished by C1; excessive heating; fire and smoke damage; operation of the Software with other media and hardware, software or telecommunication interfaces not meeting or not maintained in accordance with the manufacturer's specifications; or causes other than ordinary use;

               (b) improper installation by Licensee or use of the Software that deviates from any operating procedures established by C1 in the applicable Documentation

               (c) modification, alteration or addition or attempted modification, alteration or addition of the Software undertaken by persons other than C1 or C1's authorized representatives; and

               (d) software programs made by Licensee, or other third parties, which software programs are not specified by C1 to operate by the Software.


     5.5  Responsibilities of Licensee. C1's provision of Maintenance and
          ----------------------------
Support to Licensee is subject to the following:

               (a) Subject to Licensee's standard security policies and procedures, Licensee shall provide C1 with reasonable access to Licensee's personnel and equipment during normal business hours. This access must include the ability, upon prior written notice and approval, such approval not to be unreasonably withheld or delayed, to dial-in to the equipment on which the Software is operating and to obtain the highest privilege or clearance level required, in Licensee's reasonable judgment, for C1 to provide Maintenance and Support. C1 shall not be responsible for providing Maintenance and Support absent adequate access to the equipment. C1 will inform Licensee of the specifications of the modem equipment and associated software needed, and Licensee will be responsible for the costs and use of said equipment.

               (b) Licensee shall document and promptly report all material errors or malfunctions of the Software to C1. Licensee shall take all steps necessary to carry out procedures for the rectification of errors or malfunctions within a commercially reasonable time after such procedures have been received from C1. Licensee shall maintain a current backup copy of all programs and data.

     5.6  Maintenance Fee. The Maintenance Fee for each calendar year of
     ---------------------
Maintenance and Support will be [*] (for Hosted BuySite) and [*] (for MarketSite) of the License Fees set forth in Schedule A ("Software, Users and License Fees"). The initial Maintenance Fee payment is due and payable on [*] the initial acceptance of the Software. Any undisputed amounts not paid within thirty (30) days of such date will be subject to interest of 1% per month, which interest will be immediately due and payable. Each calendar year, the Maintenance Fee may be modified by written mutual agreement of the parties at least thirty (30) days prior to the end of the then-current term. In the event of a modification of the Maintenance Fee, Licensee may discontinue Maintenance and Support. If Licensee elects not to renew Maintenance and Support, Licensee may re-enroll only upon payment of the annual Maintenance Fee for the coming year and fifty percent (50%) of all Maintenance Fees that would have been paid had Licensee not terminated Maintenance and Support, which entitles Licensee to all Updates and Releases of the Software which have been released during the same period.

6.  Limited Warranty and Limitation of Liability
    --------------------------------------------

     6.1  Warranty.

          (a) C1 represents and warrants that any release of the Software will perform in substantial accordance with the Documentation for a period of ninety
(90) days from the date Licensee installs and accepts such Software, which acceptance, for the initial delivery of the software, is anticipated to occur no later than September 30, 1999, provided that such initial delivery takes place on or prior to September 10, 1999. If during this time period the Software does not perform as warranted, C1 shall first (i) undertake to promptly correct the Software, or (if correction of the Software is reasonably not possible) (ii) replace such Software free of charge with other software, at Licensee's discretion, that is supported by C1. If, after attempting both (i) and (ii), neither of the foregoing successfully resolves the nonperformance, this Agreement shall terminate, and C1 shall refund the License Fee, all Maintenance Fees and any prepaid Maintenance Fees and Services Fees (refunded on a prorated basis) paid by Licensee to C1 hereunder. In addition, C1 warrants that the media on which the Software is distributed will be free from defects in materials and workmanship under normal use for a period of ninety (90) days from the date Licensee accepts such Software. C1 will replace any defective media returned to C1 within the ninety (90) day period, at no additional charge to Licensee. The warranty set forth above is made to and for the benefit of Licensee only. The warranty will apply only if:

               (1) the Software has been used at all times in accordance with the instructions for use; and

               (2) no modification, alteration or addition has been made to the Software by persons other than C1 or C1's authorized representative; and

               (3) Licensee has not requested modifications, alterations or additions to the Software that cause it to deviate from the Documentation. Notwithstanding the foregoing limitations of Section 6.1(a)(3)


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

("Warranty"), should Licensee request modifications, alterations or additions to the Software, the above warranty shall apply only to those portions of the Software not modified, altered or added to, and no warranty shall apply to the modified, altered or added to portions of the Software unless specific warranty provisions are executed in writing by the parties to cover such modifications, alterations or additions. (but only to the extent of such modifications, alterations or additions).

          (b) Harmful Code. C1 represents and warrants that, to the best of its knowledge, the Software and media used to deliver the software contain at delivery to Licensee no computer instructions, circuitry or other technological means whose purpose or effect is to disrupt, damage or interfere with any use of Licensee's computer and communications facilities or equipment ("Harmful Code"), and it has used commercially reasonable efforts to prevent the introduction of such Harmful Code to the Software prior to delivery to Licensee. For the purposes of this warranty, Harmful Code shall include, without limitation, (a) any instrumentality that could cause the Software to fail to be operative as a result of use by more than the authorized number of users or use beyond the termination or expiration date of this Agreement and (b) any code containing viruses, Trojan horses, worms, or like destructive code or code that self-replicates. C1shall defend, indemnify, and hold Licensee harmless from any and all liabilities, losses, damages and expenses, including without limitation attorneys' fees, arising from the presence of Harmful Code in or with the Software or media used to deliver the Software.

          (c) Year 2000 Compliance. Commerce One warrants that the Software, when used in accordance with its associated documentation will be, prior to, on and subsequent to 1/1/00, capable of accurately processing, providing and receiving date data from, into and between the twentieth and twenty-first centuries, including the years 1999 and 2000, and leap year calculations. C1 shall use commercially reasonable efforts to correct or replace the defective Software with conforming Software within a reasonable period of time.

          (d) Each party represents and warrants that it will take all necessary precautions to prevent injury to any persons or damage to property during the term of this Agreement. Should either party (the "Permitting Party") permit the other party to use any of the Permitting Party's equipment, tools, or facilities during the term of this Agreement, such permission shall be gratuitous and the other party shall be responsible for, and indemnify the Permitting Party for, any injury to any person (including death) or damage to property (including the Permitting Party's property) arising out of use of such equipment, tools or facilities, whether or not such claim is based upon its condition or on the alleged negligence of the Permitting Party in permitting its use.

     6.2  Disclaimer. EXCEPT AS SET FORTH HEREIN, C1 MAKES NO WARRANTIES,
          ----------
WHETHER EXPRESS, IMPLIED, OR STATUTORY REGARDING OR RELATING TO THE SOFTWARE OR THE DOCUMENTATION, OR ANY MATERIALS OR SERVICES FURNISHED OR PROVIDED TO LICENSEE UNDER THIS AGREEMENT, INCLUDING MAINTENANCE AND SUPPORT. C1 SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO THE SOFTWARE, DOCUMENTATION AND SAID OTHER MATERIALS AND SERVICES, AND WITH RESPECT TO THE USE OF ANY OF THE FOREGOING.

     6.3  Limitation of Liability. EXCEPT FOR INDEMNITY OBLIGATIONS HEREUNDER,
          -----------------------
IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA, COST OF COVER OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH OR ARISING OUT OF THE FURNISHING, PERFORMANCE OR USE OF THE SOFTWARE OR SERVICES PERFORMED HEREUNDER, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTIOUS CONDUCT, INCLUDING NEGLIGENCE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. C1 WILL NOT BE LIABLE FOR ANY DAMAGES CAUSED BY DELAY IN DELIVERY OR FURNISHING THE SOFTWARE OR SERVICES, PROVIDED SUCH DELAY IS CURED WITHIN A COMMERCIALLY REASONABLE TIME (NOT TO EXCEED THIRTY (30) DAYS). HOWEVER, THE LIMITATION OF LIABILITY PROVIDED IN THIS SECTION 6.3 ("LIMITATION OF LIABILITY") SHALL NOT APPLY TO ANY DAMAGES CAUSED BY C1'S FAILURE TO DELIVER OR

FURNISH THE SOFTWARE OR SERVICES, AS OTHERWISE PROVIDED IN THIS AGREEMENT. EACH PARTY'S LIABILITY UNDER THIS AGREEMENT FOR DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, RESTITUTION, WILL NOT, IN ANY EVENT, EXCEED AN AMOUNT EQUAL TO THE LICENSE FEE, ALL MAINTENANCE FEES AND ANY PREPAID MAINTENANCE FEES AND SERVICES FEES (ON A PRORATED BASIS) PAID BY LICENSEE TO C1 UNDER THIS AGREEMENT.

     6.4  No Other Warranty. No employee, agent, representative or affiliate of
          -----------------
C1 has authority to bind C1 to any oral representations or warranty concerning the Software. Any written representation or warranty not expressly contained in this Agreement will not be enforceable.

     6.5  Licensee Indemnity. Licensee shall indemnify and hold C1 harmless from
          ------------------
and against any costs, losses, liabilities and expenses (including reasonable attorneys' fees) arising out of third party claims related to Licensee's use of the Software outside of the scope of this Agreement, provided that: (a) prompt notice shall be given to Licensee of any claim to which the foregoing indemnity relates; (b) Licensee shall have sole control of the defense and settlement of any such claim; and (c) C1 shall give Licensee all reasonable assistance at Licensee's expense in the defense or settlement of such claim. THIS SECTION 6.5 ("LICENSEE INDEMNITY") STATES LICENSEE'S ENTIRE LIABILITY AND C1'S SOLE AND EXCLUSIVE REMEDY HEREUNDER.

7.  Indemnification for Infringement
    --------------------------------

          7.1  Indemnity. C1 shall, at its expense, indemnify, defend and/or
               ---------
settle and hold Licensee harmless from and against any claim, action or allegation brought against Licensee that the Software infringes or misappropriates any copyright, patent or trade secret of any third party and shall pay all expenses, fees and costs (including reasonable attorneys fees) incurred by Licensee as a result thereof; provided that Licensee gives prompt written notice to C1 of any such claim, action or allegation of infringement and gives C1 the authority to proceed as contemplated herein. C1 will have the exclusive right to defend any such claim, action or allegation and make settlements thereof at its own discretion (provided such settlement unconditionally releases Licensee and does not materially limit or restrict Licensee's rights under the Agreement), and Licensee may not settle or compromise such claim, action or allegation, except with prior written consent of C1, which consent shall not be unreasonably withheld. Licensee shall give such assistance and information as C1 may reasonably require to settle or oppose such claims. In the event any such infringement, claim, action or allegation is brought or threatened, C1 shall, at its sole option and expense:

                 (a) procure for Licensee the right to continue use of the Software or infringing part thereof; or

                 (b) modify or amend the Software or infringing part thereof, or replace the Software or infringing part thereof with other software having substantially the same or better capabilities.

However, if, after C1 attempts both (a) and (b), above, the parties mutually agree that neither (a) nor (b) is possible, C1 shall have the right to terminate this Agreement and refund all fees paid by Licensee hereunder.

     7.2  Exclusions. The foregoing obligations shall not apply to the extent
          ----------
the infringement arises as a result of (i) modifications to the Software made by any party other than C1 or C1's authorized representative; or (ii) use of any release of the Software which C1 has ceased to maintain and support.

     7.3  Sole Obligation.  The foregoing states the entire liability of C1 with
          ---------------
respect to infringement of any patent, copyright, trade secret or other proprietary right.

8.  Confidential Information
    ------------------------


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

     8.1  Obligations of Confidentiality.  Each party acknowledges that the
          ------------------------------
Confidential Information constitutes valuable trade secrets and each party agrees that it shall use Confidential Information solely in accordance with the provisions of this Agreement and will not disclose, or permit to be disclosed, the same, directly or indirectly, to any third party without the other party's prior written consent. Each party agrees to exercise due care in protecting the Confidential Information from unauthorized use and disclosure. However, neither party bears any responsibility for safeguarding information that (i) is publicly available, (ii) already in the other party's possession and not subject to a confidentiality obligation, (iii) obtained by the other party from third parties without restrictions on disclosure, (iv) independently developed by the other party without reference to Confidential Information, or (v) required to be disclosed by order of a court or other governmental entity or as is otherwise required by law.

     8.2  Injunctive Relief.  In the event of actual or threatened breach of the
          -----------------
provisions of Section 8.1 ("Obligations of Confidentiality"), the non-breaching party will have no adequate remedy at law and will be entitled to immediate and injunctive and other equitable relief, without bond and without the necessity of showing actual money damages.

9.  Term and Termination
    --------------------

     9.1  Term.  This Agreement will take effect on the Effective Date and will
          ----
remain in force for a period of three (3) years ("Term") unless terminated in accordance with this Agreement.

     9.2  Termination by Licensee. Licensee may, by thirty (30) days written
          -----------------------
notice to C1, terminate this Agreement without cause, provided that no such termination will entitle Licensee to a refund of any portion of the License Fee or Maintenance Fee. Further, Licensee may, by written notice to C1, terminate this Agreement if (a) C1 is in material breach of any term, condition or provision of this Agreement, which breach, if capable of being cured, is not cured within thirty (30) days after Licensee gives C1 prior written notice of such breach; (b) specifically, C1 is in material breach of Section 5.2 ("Maintenance and Support Services"), which breach, if capable of being cured, is not cured within thirty (30) days after Licensee gives C1 prior written notice of such breach; or (c) C1 (i) terminates or suspends its business activities, (ii) becomes insolvent, admits in writing its inability to pay its debts as they mature, makes an assignment for the benefit of creditors, or becomes subject to direct control of a trustee, receiver or similar authority, or (iii) becomes subject to any bankruptcy or insolvency proceeding under federal or state statutes (b and c each, a "Release Condition"). Upon the occurrence of (a), (b) or (c) described above, C1 agrees to refund the License Fee, all Maintenance Fees and any prepaid Maintenance Fees and Services Fees (refunded on a prorated basis) paid by Licensee hereunder, and CI agrees to provide reasonable assistance to transition Licensee to a comparable system. If any Release Condition occurs, the License shall continue, and Licensee shall be entitled to receive a copy of the Source Code from C1's then-current escrow agent, and C1 agrees to execute all documents necessary to effect the release of such Source Code to Licensee, but only after C1 has exhausted all reasonable measures to cure or resolve any of the above Release Conditions within such thirty (30) day period, absent a force majeure as described in Section 12.1 ("Force Majeure").

     9.3  Termination by C1. C1 may, by written notice to Licensee, terminate
          -----------------
this Agreement if any of the following events (each, a "Termination Event") occur, provided that no such termination will entitle Licensee to a refund of any portion of the License Fee or Maintenance Fee:

               (a) Licensee fails to pay any amount actually due to C1 within thirty (30) days after C1 gives Licensee written notice of such non-payment; or

               (b) Licensee is in material breach of any non-monetary term, condition or provision of this Agreement, which breach, if capable of being cured, is not cured, or disputed by Licensee, within thirty (30) days after C1 gives Licensee written notice of such breach; or

               (c)  Licensee (i) terminates or suspends its business activities,
(ii) becomes insolvent, admits in writing its inability to pay its debts as they mature, makes an assignment for the benefit of creditors, or becomes subject to direct


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

control of a trustee, receiver or similar authority, or (iii) becomes subject to any bankruptcy or insolvency proceeding under federal or state statutes.

     If any Termination Event occurs, termination will become effective immediately or on the date set forth in the written notice of termination. The following Sections will survive termination of this Agreement for any reason:
2.1 ("License Grant"), 2.2(b) ("Source Code Escrow"), 2.6 ("Trademark License") 4 ("License Fee"), 6.1(a) ("Warranty"); 6.1(b) ("Harmful Code"), 6.1(c) ("Year 2000 Compliance"), 6.2 ("Disclaimer"), 6.3 ("Limitation of Liability"), 6.4 ("No Other Warranty"), 6.5 ("Licensee Indemnity"), 7 ("Indemnification for Infringement"), 8 ("Confidential Information"), 9 ("Term and Termination"), 10 ("Non-assignment/Binding Agreement"), 11 ("Notices") and 12 ("Miscellaneous"). Termination of this Agreement will not affect the provisions regarding Licensee's or C1's treatment of Confidential Information, provisions relating to the payment of amounts due, or provisions limiting or disclaiming liability, which provisions will survive termination of this Agreement.

     9.4  Return of Materials. Except in the event of any occurrence described
          -------------------
in Section 9.2 ("Termination by Licensee") relating to termination by Licensee for cause, within twenty (20) days after the date of termination or discontinuance of this Agreement for any reason whatsoever, Licensee shall return the Software, derivative works and all copies thereof, in whole or in part, all related Documentation and all copies thereof, and any other Confidential Information in its possession. Licensee shall furnish C1 with a certificate signed by an executive officer of Licensee verifying that the same has been done. In the event of any Release Condition described in Section 9.2 ("Termination by Licensee") resulting in a release of the Source Code to Licensee, Licensee shall be entitled to retain any materials reasonably related to maintaining and supporting the Software, including, but not limited to, support documentation and other technical information. However, in such event, Licensee shall return any materials not reasonably related to maintaining or supporting the Software, including, but not limited to, financial, marketing, corporate development and strategic alliance information.

10.  Non-assignment/Binding Agreement
     --------------------------------

          Neither this Agreement nor any rights under this Agreement may be assigned or otherwise transferred by either party, in whole or in part, whether voluntary or by operation of law, including by way of sale of assets, merger or consolidation, without the prior written consent of the other party, which consent will not be unreasonably withheld. Subject to the foregoing, this Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and assigns.

11.  Notices
     -------

     Any notice required or permitted under the terms of this Agreement or required by law must be in writing and must be (a) delivered in person, (b) sent by first class registered mail, or air mail, as appropriate, (c) sent by overnight air courier, or (d) by facsimile, in each case properly posted to the appropriate address set forth above. Either party may change its address for notice by notice to the other party given in accordance with this Section. Notices will be considered to have been given at the time of actual delivery in person, three (3) business days after deposit in the mail as set forth above, one (1) day after delivery to an overnight air courier service, or one (1) day after the moment of transmission by facsimile.

12.  Miscellaneous
     -------------

          12.1  Force Majeure. Neither party will incur any liability to the
                -------------
other party on account of any loss or damage resulting from any delay or failure to perform all or any part of this Agreement if such delay or failure is caused, in whole or in part, by events, occurrences, or causes beyond the control and without negligence of the parties. Such events, occurrences, or causes will include, without limitation, acts of God, strikes, lockouts, riots, acts of war, failures of the Internet, earthquakes, fire and explosions, but the inability to meet financial obligations is expressly excluded.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

     12.2  Waiver. Any waiver of the provisions of this Agreement or of a
           ------
party'srights or remedies under this Agreement must be in writing to be effective. Failure, neglect, or delay by a party to enforce the provisions of this Agreement or its rights or remedies at any time, will not be construed and will not be deemed to be a waiver of such party's rights under this Agreement and will not in any way affect the validity of the whole or any part of this Agreement or prejudice such party's right to take subsequent action. Except as expressly stated in this Agreement, no exercise or enforcement by either party of any right or remedy under this Agreement will preclude the enforcement by such party of any other right or remedy under this Agreement or that such party is entitled by law to enforce.

     12.3  Severability. If any term, condition, or provision in this Agreement
           ------------
is found to be invalid, unlawful or unenforceable to any extent, the parties shall endeavor in good faith to agree to such amendments that will preserve, as far as possible, the intentions expressed in this Agreement. If the parties fail to agree on such an amendment, such invalid term, condition or provision will be severed from the remaining terms, conditions and provisions, which will continue to be valid and enforceable to the fullest extent permitted by law.

     12.4  Entire Agreement. This Agreement (including the Schedules and any
           ----------------
addenda hereto signed by both parties) contains the entire agreement of the parties with respect to the subject matter of this Agreement and supersedes all previous communications, representations, understandings and agreements, either oral or written, between the parties with respect to said subject matter. This Agreement may not be amended, except by a writing signed by both parties.

     12.5  Standard terms of Licensee. No terms, provisions or conditions of any
           --------------------------
purchase order, acknowledgment or other business form that Licensee may use in connection with the acquisition or licensing of the Software will have any effect on the rights, duties or obligations of the parties under, or otherwise modify, this Agreement, regardless of any failure of C1 to object to such terms, provisions or conditions.

     12.6  Public Announcements. Licensee acknowledges that C1 may desire to use
           --------------------
its name in press releases, product brochures and financial reports indicating that Licensee is a Licensee of C1, and Licensee agrees that C1 may use its name in such a manner, subject to Licensee's prior written approval, which shall not be unreasonably withheld or delayed. Reciprocally, C1 acknowledges that Licensee may desire to use its name in press releases, product brochures and financial reports indicating that C1 is a solutions provider to Licensee, and C1 acknowledges that Licensee may use its name in such a manner, subject to C1's prior written approval, which shall not be unreasonably withheld or delayed.

     12.7  Counterparts. This Agreement may be executed in counterparts, each of
           ------------
which so executed will be deemed to be an original and such counterparts together will constitute one and the same agreement.

     12.8  Applicable law; Jurisdiction. This Agreement will be interpreted and
           ----------------------------
construed in accordance with the laws of the State of California and the United States of America, without regard to conflict of law principles. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the state and federal courts of Santa Clara County, California, and the parties consent to the exclusive and personal jurisdiction of these courts.

     12.9  Headings. Section and Schedule headings are for ease of reference
           --------
only and do not form part of this Agreement.

     12.10  Non-solicitation. Licensee acknowledges and agrees that the
            ----------------
employees and consultants of C1 who perform the Maintenance and Support services or other services are a valuable asset to C1 and are difficult to replace. Accordingly, Licensee agrees that, during the Term of this Agreement, it will not offer employment to any C1 employee who performs any of the Maintenance and Support services, without the prior written consent of C1, which shall not be unreasonably withheld.



     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

LICENSEE                                   COMMERCE ONE, INC.


By: /s/ Earl E. Fry                        By: /s/ Kirby Coryell
   --------------------------                 -----------------------
Name: EARL E. FRY                          Name: Kirby Coryell
     ------------------------                   ---------------------
Title:VP & CFO                             Title: VP Operations
      -----------------------                    --------------------


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

                                  SCHEDULE A
                                  ----------

                        SOFTWARE, USERS AND LICENSE FEES

Software:
        BuySite Hosted Edition version 5.0
        MarketSite version 2.0

Authorized Users:
        BuySite Hosted Edition: Unlimited
        MarketSite: Unlimited

License Fees:
        BuySite Hosted Edition: [*]
        MarketSite: [*]

                                 PAYMENT TERMS

1.  License Fees - as provided in Agreement.
2. Maintenance Fees - net 30 of Software acceptance [*], and each year thereafter.
3. Transaction Fees - quarterly payments shall be due to Commerce One, net 30 days after OmniCell quarter close (schedule to be submitted by OmniCell to Commerce One).
4.  Services Fees - net 30 days from date of Commerce One invoice


                        ADDITIONAL TERMS AND CONDITIONS

1.  Hosted BuySite and Branded Market Site

        (a) The parties agree to undertake reasonable efforts to reach agreement on a joint development agreement allowing OmniCell to customize certain aspects of the CommerceOne Branded MarketSite Source Code for internal use only.
        (b) OmniCell and CommerceOne will use commercially reasonable efforts to enable OmniCell to host healthcare suppliers (including, but not limited to, [*]) for CommerceOne's BuySite customers (including, but not limited to, the [*]).
        (c) For a period of 12 months from the contract execution date, CommerceOne agrees not to solicit business from the following companies relating to Hosted BuySite and/or Branded MarketSite:

                  (i)     [*]
                  (ii)    [*]
                  (iii)   [*]
                  (iv)    [*]
                  (v)     [*]
                  (vi)    [*]
                  (vii)   [*]
                  (viii)  [*]
                  (ix)    [*]
                  (x)     [*]
                  (xi)    [*]
                  (xii)   [*]
                  (xiii)  [*]


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

* See (d), below, relating to Branded Market Site only.


       (d) For a period of 9 months from the contract execution date, CommerceOne agrees not to solicit business from the following companies relating to Branded MarketSite only:
               (i)    [*]
               (ii)   [*]
               (iii)  [*]

2. Technical Program Manager

       (a) OmniCell agrees to pay CommerceOne an additional fee of [*] upon contract execution and, at OmniCell option and in its sole discretion, upon each anniversary of the contract execution during the term of this Agreement (and any renewal terms thereof), for the right to select a named CommerceOne program manager ("Program Manager"), from a pool of at least five (5) qualified candidates provided by CommerceOne. If, at any time, OmniCell determines that such Program Manager is not meeting OmniCell's objectives, OmniCell shall have the right to select an alternate Program Manager from a pool of at least five (5) qualified candidates provided by CommerceOne.

       (b) Further, for the term of this Agreement (and any renewal terms thereof), OmniCell shall be permitted to participate in the following:

               (i)    CommerceOne Design Partner Program;
               (ii)   CommerceOne Partner Program(s);
               (iii)  CommerceOne Commerce Council (membership);
               (iv)   Planned Vertical Council (membership); and
               (v) Technical Reviews of CommerceOne product roadmaps/product development plans (quarterly)

3. Programming Support

       (a) CommerceOne will provide a dedicated CommerceOne programming resource to OmniCell to ensure prompt and timely attention to scheduled and ad hoc application modifications per OmniCell direction

       (b) OmniCell shall pre-pay Commerce One in 1000 hour `blocks' as follows:

               (i)    All Programming Support will be billed at [*].
               (ii) All Programming Support will be directed by the Commerce One Technical Program Manager.
               (iii) All pre-paid 1,000 hour blocks will be delivered within a one year period and utilized in increments of 80 hours.
               (iv) If increments less than 80 hours are needed by OmniCell, 4 week advance approval by the Commerce One Technical Program Manager is required.

       (c) The Technical Program Manager, based on application requests of OmniCell, will manage staffing and utilization.

       (d) All billing to OmniCell will be done as services are rendered, with invoicing occurring monthly.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

                                   SCHEDULE B
                                   ----------

                     End User/Supplier Terms and Conditions



1. Third Party Beneficiary. Commerce One, Inc. ("Commerce One") shall be a direct and intended third-party beneficiary to this Agreement.

2. Usage Reports. Within fifteen (15) days after the end of each month, End User will deliver to Licensor a user access log report, which report shall include, at a minimum and without limitation, data describing transactions and system activity and such other information as the parties shall mutually agree.

3. Audit. Licensor and Commerce One will have the right, exercisable not more than once every twelve (12) months, to inspect upon reasonable notice and during End User's regular business hours, End User's relevant records to verify End User's compliance with the terms of this Agreement and/or Licensor's compliance with its obligations to Commerce One.

4. NO WARRANTY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE SOFTWARE PROVIDED TO END USER HEREUNDER IS PROVIDED "AS IS" WITHOUT ANY CONDITION OR WARRANTY WHATSOEVER. THE ENTIRE RISK ASSOCIATED WITH THE USE OF THE SOFTWARE RESIDES WITH END USER. ALL OTHER CONDITIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, ARE DISCLAIMED, INCLUDING WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

5. LIMITATION OF LIABILITY. IN NO EVENT WILL LICENSOR, COMMERCE ONE OR THEIR RESPECTIVE LICENSORS OR SUPPLIERS BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA, COST OF COVER OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH OR ARISING OUT OF THE FURNISHING, PERFORMANCE OR USE OF THE SOFTWARE OR SERVICES PERFORMED HEREUNDER, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTIOUS CONDUCT, INCLUDING NEGLIGENCE, EVEN IF LICENSOR, COMMERCE ONE OR THEIR RESPECTIVE LICENSORS OR SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ADDITION, LICENSOR, COMMERCE ONE AND THEIR RESPECTIVE LICENSORS AND SUPPLIERS WILL NOT BE LIABLE FOR ANY DAMAGES CAUSED BY DELAY IN DELIVERY OR FURNISHING THE SOFTWARE OR SAID SERVICES. LICENSOR, COMMERCE ONE AND THEIR RESPECTIVE LICENSORS AND SUPPLIERS LIABILITY UNDER THIS AGREEMENT FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL AND/OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, RESTITUTION, WILL NOT, IN ANY EVENT, EXCEED THE FEE PAID BY END USER TO LICENSOR UNDER THIS AGREEMENT.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

                                   SCHEDULE C
                                   ----------

                             Attribution Guidelines




[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

                                   SCHEDULE D
                                   ----------

                                 Revenue Share

Transaction Revenue Sharing:
   A. Commerce One will promote OmniCell as the MarketSite service provider for the healthcare vertical.
   B. All Transaction Revenue Sharing pertains to the healthcare vertical only, except as noted below:
       i. For Commerce One customers who desire to use content from a named OmniCell Supplier, OmniCell will provide such content through CommerceOne in accordance with the Transaction Revenue Sharing defined in this section. If it is not economically practical for CommerceOne and its non-OmniCell customers to receive content from OmniCell, Commerce One and such customers are not obligated to use OmniCell content and, at the sole discretion of CommerceOne and its customers, CommerceOne and its customers may source content for themselves or from other parties.
   C. The parties agree to share all revenues derived from transactions performed using the OmniCell Branded MarketSite in accordance with the following business mode:
       i. Commerce One shares in all transaction-based revenues attained by an OmniCell branded MarketSite.
       ii. Commerce One will receive a [*] revenue share on all transaction revenues received by OmniCell for transactions conducted within the OmniCell Branded MarketSite. (See Exhibit C - example)
       iii. OmniCell (or its designated outsourcing party) will disclose its transaction fee schedule and pay fees to Commerce One at no less than the then current Commerce One transaction fee schedule.
   D.  Definitions:
       i. OmniCell Buyer - A buyer/buying organization that uses the OmniCell BuySite Hosted Edition service offering.
       ii. Commerce One Buyer - A Commerce One and/or PeopleSoft BuySite customer (see Schedule E).
       iii. OmniCell Supplier - A Supplier that has mutually agreed upon OmniCell and Commerce One as a "named" OmniCell Supplier
       iv. Commerce One Supplier - A Supplier whose content is available in MarketSite.net.
   E. The specific process for OmniCell to "name" Suppliers outlined below will apply:
       i. OmniCell shall submit to Commerce One a draft list of OmniCell Suppliers on a quarterly basis.
       ii. Upon OmniCell submitting the draft list, Commerce One and OmniCell shall review such list and develop a final shared list, which will become the "named" OmniCell Suppliers.
   G.  Transactions are defined as transactions through MarketSite.
   H. Transaction Revenue Sharing is effective for the term of the Agreement, for as long as OmniCell utilizes the Commerce One platform and maintains their MarketSite (branded) as a healthcare Portal.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

                             ----------------------


Transaction Revenue Share Example:

               Buyer                      Supplier         Transactions      Trans Rev      OmniCell Share      C1 Share
-----------------------------------  ------------------  ----------------  -------------  ------------------  ----------
OmniCell                                  OmniCell             100,000           [*]               [*]              [*]
OmniCell                                Commerce One            20,000           [*]               [*]              [*]
Commerce One                              OmniCell              20,000           [*]               [*]              [*]

TOTAL Transaction Revenue                                      140,000           [*]               [*]              [*]

Total Due to Commerce One                   [*]

Any applicable transaction fees shall be capped at [*] of the then-current CommerceOne transaction fee matrix. Presently such matrix is as follows:

Supplier / Vendor Guidelines

S.1        Catalogue                                      [*] / per line item
           Update Fee

           Fee Structure: Suppliers will pay [*]/per line item to update catalog content in MarketSite
           Updates include -additions, modifications and deletions
           Note 1: No charge for initial loading of catalog content
           Note 2: No charge for pricing updates of catalog content
           Note 3: If supplier changes format of data submission a fee of [*] will be charged to re-create the mappings
           Note 4: Billed on a quarterly basis
           Note 5: This is a non-commission sales item

S.2        Purchase Order Transaction Fee Schedule
           Fee is charged to suppliers based on the number of Purchase Orders processed by MarketSite. Billing occurs on a quarterly basis.

           Purchase Orders / month                     Cost per Purchase Order
           -----------------------                     ------------------------
           0 - 500                                                          [*]
           501 - 5000                                                       [*]
           5,001 - 10,000                                                   [*]
           * 10,000                                                         [*]
___________
* Greater than

           Example:

           If MarketSite processed 22,100 PO's for supplier X in Q1 the total amount due Commerce One would be: [*]

Month           Num Po's       Fee
---------------------------------------
Jan                    800      [*]
---------------------------------------
Feb                   7000      [*]
---------------------------------------


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

---------------------------------------
March                14300     [*]
---------------------------------------
Total                22100     [*]
---------------------------------------

--------------------------------------------------------------------------------
Rate               Jan         Feb           March                  Total
--------------------------------------------------------------------------------
PO's [*]           500         500            500                     [*]
--------------------------------------------------------------------------------
PO's [*]           300        4499           4499                     [*]
--------------------------------------------------------------------------------
PO's [*]             0        2001           4999                     [*]
--------------------------------------------------------------------------------
PO's [*]             0           0           4302                     [*]
--------------------------------------------------------------------------------
Total              800        7000          14300                     [*]
--------------------------------------------------------------------------------


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

                                   SCHEDULE E
                                   ----------

                            PeopleSoft OEM Agreement

OmniCell acknowledges the existence of an OEM arrangement between CommerceOne and PeopleSoft, the general terms of which are specified below:

Distribution Arrangement: PeopleSoft has become the exclusive distributor of Commerce One BuySite, Enterprise and Hosted Edition, into an account base of 3200 accounts as of the date of the Agreement between Commerce One and PeopleSoft. Commerce One receives a royalty on all sales of BuySite and the derivate PeopleSoft Business Network procurement product which will be jointly developed by PeopleSoft and Commerce One, based on the initial Source Code of BuySite.

Going forward, PeopleSoft will retain the exclusive right to distribute Commerce One's BuySite and PeopleSoft's PSBN Site into this account base, subject to the continued achievement of certain minimum revenue targets measured on a quarterly basis.

The term of the exclusivity arrangement is five (5) years, provided PeopleSoft continues to meet the minimum threshold commitments.

Commerce One MarketSite, including all partners who run MarketSite services that offer multi-supplier goods and services, will be designated the exclusive MRO portal by PeopleSoft for an initial period of eighteen (18) months.

PeopleSoft will also retain the right to distribute access to MarketSite.Net, the Commerce One Portal, and other MarketSite partners world-wide, provided such rights are agreed to by third party MarketSite operators.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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                                    [LOGO]

                 AMENDMENT TO VERTICAL HOSTED LICENSE AGREEMENT


This AMENDMENT (the "Amendment"), effective April 18, 2000 (the "Effective Date"), is made to the Vertical Hosted License Agreement, by and between COMMERCE ONE, INC. ("C1") and OMNICELL.COM, dated August 21, 1999 (the "Agreement").

WHEREAS, C1 and Omnicell.com wish to amend the terms of the Agreement to better reflect the original intent of the parties.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

DEFINITIONS. All capitalized terms not specifically defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

SECTION 9.1. TERM. THE ORIGINAL TEXT OF SECTION 9.1 IS HEREBY DELETED AND REPLACED BY THE FOLLOWING: "This Agreement will take effect of the Effective Date and, subject to the termination provisions of Sections 9.2 and 9.3, including C1's right to terminate this Agreement for Omnicell.com's non-payment of transaction revenue share amounts, the Agreement shall continue on a perpetual basis."

SECTION 9.3. TERMINATION BY C1. THE FINAL PARAGRAPH OF SECTION 9.3 IS HEREBY DELETED AND REPLACED BY THE FOLLOWING:

If any Termination Event occurs, termination will become effective immediately or on the date set forth in the written notice of termination. The following Sections will survive termination of this Agreement for any reason: 2.1 ("License Grant"), 2.2(b) ("Source Code Escrow"), 2.6 ("Trademark License") 3 ("License Restrictions") 4 ("License Fee"), 6.1(a) ("Warranty"); 6.1(b) ("Harmful Code"), 6.1(c) ("Year 2000 Compliance"), 6.2 ("Disclaimer"), 6.3 ("Limitation of Liability"), 6.4 ("No Other Warranty"), 6.5 ("Licensee Indemnity"), 7 ("Indemnification for Infringement"), 8 ("Confidential Information"), 9 ("Term and Termination"), 10 ("Non-assignment/Binding Agreement"), 11 ("Notices") and 12 ("Miscellaneous"). Termination of this Agreement will not affect the provisions regarding Licensee's or C1's treatment of Confidential Information, provisions relating to the payment of amounts due, or provisions limiting or disclaiming liability, which provisions will survive termination of this Agreement.

SCHEDULE A. ADDITIONAL TERMS AND CONDITIONS. 1. HOSTED BUYSITE AND BRANDED MARKET SITE.

THE FIRST SENTENCE OF SUBSECTION (c) SHALL HEREBY BE REVISED TO READ AS FOLLOWS:
"For a period of 12 months from the contract execution date, Commerce One agrees not to solicit business from or enter into any license agreement relating to Hosted BuySite and/or Branded MarketSite with, the following companies:"

THE NUMBERING OF SUBSECTION (a) FOLLOWING SUBSECTION (c) AND THE FIRST SENTENCE OF SUCH SUBSECTION SHALL BE REVISED AS FOLLOWS:
"(d) For a period of 9 months from the contract execution date, Commerce One agrees not to solicit business from or enter into any license agreement with the following companies, relating to the Branded MarketSite only:"

EXTENSION OF MAINTENANCE AND SUPPORT OPTION. Pursuant to and consistent with the letter agreement dated, September 24, 1999, from Rob Tarkoff, Vice President Corporate Development and General Counsel of Commerce One to Jeff Arbuckle, Vice President of E-Commerce Development for Omnicell.com, the parties hereby reconfirm their intentions to renew and extend, under and subject to the terms and conditions set forth in the Agreement, the maintenance and support option of the Agreement and the revenue share terms and conditions of Schedule D of the Agreement, through August 21, 2005.

All other terms and conditions of the Agreement remain unmodified and continue with full force and effect as set forth therein.

IN WITNESS WHEREOF, the parties have executed this Amendment on this 18th day of April, 2000.

COMMERCE ONE, INC.                              OMNICELL.COM

By: /s/ Robert Y. Newell, IV                    By: /s/ Peter Pervere
   ----------------------------                    ----------------------------
Name: Robert Y. Newell, IV                      Name: Peter Pervere
     --------------------------                      --------------------------
Title: VP and CFO                               Title: SVP and CFO
      -------------------------                       -------------------------